Exhibit 10.1
EXECUTION COPY
FOURTH AMENDMENT
TO
CREDIT AGREEMENT
          THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Agreement”) is being executed and delivered as of April 3, 2008 by and among CBIZ, Inc., a Delaware corporation (the “Company”), the “Guarantors” as defined in the Credit Agreement, the several financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the “Lenders”), and Bank of America, N.A. (“Bank of America”), as administrative agent for the Lenders (in such capacity, the “Agent”). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement as defined below, and section references used herein, shall, unless otherwise specified, refer to sections of such Credit Agreement as defined below.
WITNESSETH:
          WHEREAS, the Company, the Lenders and the Agent have entered into that certain Credit Agreement dated as of February 13, 2006 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to or for the benefit of the Company;
          WHEREAS, in connection with the Credit Agreement, the Guarantors have each executed and delivered in favor of the Agent and the Lenders a certain Guaranty pursuant to which the Guarantors have guaranteed the Company’s obligations under the Credit Agreement;
          WHEREAS, the Company desires to increase the Revolving Loan Commitment (as defined in the Credit Agreement);
          WHEREAS, the Company has requested that the Lenders agree, and subject to the terms and conditions set forth herein, the Lenders have agreed, to amend the Credit Agreement in certain respects as hereinafter set forth.
          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Guarantors, the Majority Lenders and the Agent, such parties hereby agree as follows:
          1. Amendment. Subject to the satisfaction of the conditions set forth in Paragraph 3 of this Agreement, the Credit Agreement is hereby amended as follows (unless otherwise specified, section references used in this section shall refer to such sections of the Credit Agreement):

          (a) Each of the definitions of “Buying Lender(s)”, “Commitment Increase Notice”, “Effective Commitment Amount”, “Lender Increase Notice”, “Proposed New Lender”, and “Selling Lender(s)” set forth in Section 1.01 is hereby deleted in its entirety.
          (b) Section 2.01(c) is hereby deleted in its entirety.
          (c) Section 4.04(vi) is amended and restated in its entirety as follows:
          “(vi) any Lender purchases a Eurodollar Rate Loan bearing interest at a rate which is less than the prevailing rate of interest on Eurodollar Rate Loans at the time of purchase in accordance with Paragraph 2 of that certain Fourth Amendment to this Agreement, dated as of April 3, 2008; or”
          (d) Section 4.04 (vii) is amended and restated in its entirety as follows:
          “(vii) any Lender sells a Eurodollar Rate Loan bearing interest at a rate which is higher than the prevailing rate of interest on Eurodollar Rate Loans at the time of sale in accordance with Paragraph 2 of that certain Fourth Amendment to this Agreement, dated as of April 3, 2008;”
          (e) Schedule 2.01 is hereby amended and replaced with Schedule 2.01 attached hereto and the Lenders’ aggregate Revolving Loan Commitment is thereupon increased to $150,000,000 allocated among the Lenders in the manner set forth therein.
          2. Reconciliation of Outstanding Loans and Letters of Credit. For purposes of this Agreement, (A) the term “Buying Lender(s)” shall mean each Lender the Pro Rata Share of which immediately after to the effectiveness of this Agreement is greater than its Pro Rata Share immediately prior to the effectiveness hereof and (B) the term “Selling Lender(s)” shall mean each Lender the Pro Rata Share of which immediately after to the effectiveness of this Agreement is less than its Pro Rata Share immediately prior to the effectiveness of this Agreement. Effective on the satisfaction of the conditions set forth in Paragraph 3 of this Agreement, each Selling Lender hereby sells, grants, assigns and conveys to each Buying Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Selling Lender’s right, title and interest in and to its outstanding Loans and participation interests in outstanding Letters of Credit in the respective dollar amounts and percentages necessary so that, from and after such sale, each such Selling Lender’s outstanding Loans and participation interests in outstanding Letters of Credit shall equal such Selling Lender’s Pro Rata Share outstanding Loans and participations in Letters of Credit (calculated based upon the Revolving Loan Commitments set forth on the amended Schedule 2.01 attached hereto). Effective on the satisfaction of the conditions set forth in Paragraph 3 of this Agreement, each Buying Lender hereby purchases and accepts such grant, assignment and conveyance from the Selling Lenders. Each Buying Lender hereby agrees that its respective purchase price for the portion of the outstanding Loans and participations in Letters of Credit purchased hereby shall equal the respective dollar amount necessary so that, from and after such payments, each Buying Lender’s outstanding Loans and participations in Letters of Credit shall equal such Buying Lender’s Pro Rata Share of the outstanding Loans and participations in Letters of Credit (calculated based upon the Revolving Loan Commitments set

2

forth on the amended Schedule 2.01 attached hereto). Such amount shall be payable pursuant to and in accordance with Paragraph 3(f) hereof. The Agent, in turn, shall wire transfer any such funds received to the Selling Lenders, in same day funds, for the sole account of the Selling Lenders. From and after the effective date of this Agreement, the Agent shall allocate all payments of interest and fees received with respect to the portion of the outstanding Loans and participations in Letters of Credit purchased by each Buying Lender (i) to the Selling Lender for amounts which accrued prior to the effective date of this Agreement and (ii) to the Buying Lender for amounts which accrued on and after such date. Each Selling Lender hereby represents and warrants to each Buying Lender that such Selling Lender owns the Loans and participations in Letters of Credit being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Loans or participation interests. Each Buying Lender hereby acknowledges and agrees that, except for each Selling Lender’s representations and warranties contained in the foregoing sentence, each such Buying Lender has entered into this Agreement with respect to such increase on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders or the Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents. The Company hereby agrees to compensate each Lender for all losses, expenses and liabilities incurred by each Lender in connection with the sale and assignment of any Eurodollar Rate Loan hereunder on the terms and in the manner as set forth in Section 4.04 as amended hereby.
          3. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraphs 1 and 2 of this Agreement shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon:
          (a) the receipt by the Agent of an executed counterpart of this Agreement executed and delivered by duly authorized officers of the Company, the Guarantors, the Majority Lenders and each of the Buying Lenders;
          (b) the receipt by the Agent of a secretary’s certificate, in form, scope and substance acceptable to the Agent, from the secretary or assistant secretary of the Company, certifying (i) as to the Company’s board of directors’ resolutions authorizing the Company’s execution, delivery and performance of this Agreement and the Credit Agreement as amended by this Agreement (with copies thereof attached to such certificate), (ii) as to the incumbency of the officer of the Company who executes and delivers this Agreement and as to such officer’s signature or facsimile thereof and (iii) as to the currency and completeness of the Company’s certificate of incorporation and by-laws (with copies thereof attached to such certificate);
          (c) the receipt by the Agent of legal opinion, in form, scope and substance acceptable to the Agent, from the Company’s general counsel, with respect to this Agreement and the Credit Agreement as amended by this Agreement;
          (d) payment in full, in immediately available funds, to the Agent of (i) an upfront fee for the account of each Buying Lender in the amount of 0.10% of the amount that such Lender’s Revolving Loan Commitment is increased pursuant to this Agreement and (ii) an arrangement fee for the sole account of the Arranger as described in that certain fee letter dated

3

as of March 20, 2008 among Bank of America, the Arranger and the Company (all of which fees the Company hereby covenants and agrees to pay concurrently with the execution and delivery of this Agreement);
          (e) payment by the Company in full, in immediately available funds, to the Agent, for the account of the Lenders, of all amounts owing, if any, pursuant to Section 4.04 of the Credit Agreement as amended by this Agreement;
          (f) the receipt by the Agent of immediately available funds from each Buying Lender in amounts sufficient so that each such Buying Lender’s outstanding Loans shall equal such Buying Lender’s Pro Rata Share of the then outstanding Loans (calculated based upon the amended Revolving Loan Commitments set forth on Schedule 2.01 attached to this Agreement); and
          (g) the receipt by the Agent on behalf of each Lender of substitute amended promissory notes duly executed by the Company in the amount of such Lender’s Revolving Loan Commitment set forth on Schedule 2.01).
          4. Representations and Warranties.
     (a) The Company hereby represents and warrants that this Agreement and the Credit Agreement as amended by this Agreement constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.
     (b) The Company hereby represents and warrants that its execution, delivery and performance of this Agreement and the Credit Agreement as amended by this Agreement have been duly authorized by all proper corporate action, do not violate any provision of its certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any Governmental Authority, or of any other third party under the terms of any contract or agreement to which the Company or any of the Company’s Subsidiaries is bound.
     (c) The Company hereby represents and warrants that (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Company contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of the Company’s execution and delivery of this Agreement in all material respects as though made on and as of such date.
     (d) The Company hereby represents and warrants that there has not occurred since December 31, 2007, any event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.
     (e) The Company hereby represents and warrants that there are no actions, suits, investigations, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any

4

Governmental Authority, against the Company, its Subsidiaries or any of their respective properties which purport to affect or pertain to this Agreement, the Credit Agreement or any other Loan Document or any of the transactions contemplated hereby or thereby, or which could reasonably be expected to have a Material Adverse Effect
          5. Reaffirmation, Ratification and Acknowledgment; Reservation. The Company and each Guarantor hereby (a) ratify and reaffirm all of their payment and performance obligations, contingent or otherwise, under each Loan Document to which they are a party, (b) agree and acknowledge that such ratification and reaffirmation are not a condition to the continued effectiveness of such Loan Documents, and (c) agree that neither such ratification and reaffirmation, nor the Agent’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Company or such Guarantors with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement as amended hereby and each of the other Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Agent or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Agent and the Lenders. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement.
          6. New Guarantors; Name Change Guarantors. Each of the entities listed on Exhibit I hereto (the “Name Change Guarantors”) hereby reaffirm its obligations under the Guaranty as executed under its former corporate name and confirms that its current and former corporate names are correctly set forth on such Exhibit. The entities listed on Exhibit II hereto (the “New Guarantors”), by its execution of this Agreement each becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and each New Guarantor hereby agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” in the Guaranty and other Loan Documents shall be deemed to include the New Guarantors. The Guaranty is hereby incorporated herein by reference as if fully set forth herein. Each of the Name Change Guarantors and the New Guarantors shall deliver within thirty (30) days of the date hereof (1) a secretary’s certificate, in form, scope and substance acceptable to the Agent, from the secretary or assistant secretary of such Guarantor, certifying (i) as to such Guarantor’s board of directors’ resolutions or manager’s consent authorizing such Guarantor’s execution, delivery and performance of the Guaranty and this Agreement (with copies thereof attached to such certificate), (ii) as to the incumbency of the officer of such Guarantor who executes and delivers this Agreement and as to such officer’s signature or facsimile thereof and (iii) as to the currency and completeness of such Guarantor’s certificate of incorporation or formation and by-laws or operating agreement (with copies thereof attached to such certificate) and (2) a legal opinion, in form, scope and substance acceptable to the Agent, from such Guarantor’s general counsel, with respect to this Agreement and the Guaranty.
          7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF

5

ILLINOIS; PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
          8. Agent’s Expenses. The Company hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.
          9. Counterparts. This Agreement may be executed in counterparts and all of which together shall constitute one and the same agreement among the parties.
* * * *

6

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CBIZ, INC.
By	/s/ Ware Grove
	Name:	Ware Grove
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to
Fourth Amendment to
Credit Agreement

THE GUARANTORS:
CBIZ GEBCORP INSURANCE, INC (FORMERLY
BENMARK, INC.)
CBIZ ACCOUNTING, TAX & ADVISORY OF
ATLANTA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
MARYLAND, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
CHICAGO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
COLORADO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
KANSAS CITY, INC.
CBIZ ACCOUNTING, TAX & ADVISORY OF
NEW YORK, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
OHIO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
NORTHERN CALIFORNIA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
ORANGE COUNTY, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
PHOENIX, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
SAN DIEGO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
FLORIDA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
TOPEKA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
WICHITA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
ST. LOUIS, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF
UTAH, LLC
CBIZ ACCOUNTING, TAX & ADVISORY, LLC
CBIZ BEATTY SATCHELL, LLC
CBIZ BENEFITS & INSURANCE SERVICES, INC.
CBIZ BVKT, LLC
CBIZ GIBRALTAR REAL ESTATE SERVICES, LLC
CBIZ RISK & ADVISORY SERVICES LLC
(FORMERLY CBIZ HARBORVIEW, LLC)
CBIZ INSURANCE SERVICES, INC.
CBIZ KA CONSULTING SERVICES, LLC
Signature Page to
Fourth Amendment to
Credit Agreement

CBIZ KESSLER GOVERNMENT RELATIONS, LLC
CBIZ M & S CONSULTING SERVICES, LLC
CBIZ M.T. DONAHOE & ASSOCIATES, LLC
CBIZ MEDICAL MANAGEMENT PROFESSIONALS, INC.
CBIZ MMP OF TEXAS, LLC
CBIZ NETWORK SOLUTIONS, LLC
CBIZ UNCLAIMED PROPERTY SERVICES, LLC
CBIZ RETIREMENT CONSULTING, INC.
CBIZ SK&B, LLC
CBIZ SOUTHERN CALIFORNIA, LLC
CBIZ SPECIAL RISK INSURANCE SERVICES, INC.
CBIZ TAX AND ADVISORY OF NEBRASKA INC.
CBIZ TECHNOLOGIES, LLC
CBIZ VALUATION GROUP, LLC
CBIZ VINE STREET HOLDING CORP.
GOVERNMENT EMPLOYEE BENEFITS CORPORATION OF GEORGIA
CBIZ FLEX, INC. (FORMERLY MHM RESOURCES, INC.)
HAWTHORN FINANCIAL CORPORATION
MHM RETIREMENT PLAN SOLUTIONS, LLC
MEDICAL MANAGEMENT SYSTEMS, INC.
TRIMED INDIANA, LLC
GEB CORP.
HEALTHCARE BUSINESS RESOURCES, INC.
SPECIALTY SERVICES GROUP, INC.

By:	/s/ Jerome P. Grisko Jr.
	Name:	Jerome P. Grisko, Jr.
	Title:	Executive Vice President

Signature Page to
Fourth Amendment to
Credit Agreement

CBIZ ACCOUNTING, TAX & ADVISORY OF COLUMBIA, INC.
CBIZ ACCOUNTING, TAX & ADVISORY SERVICES, LLC
CBIZ ACQUISITION A, LLC
CBIZ NETWORK SOLUTIONS CANADA, INC.
CBIZ OPERATIONS, INC.
CBIZ ACCOUNTING, TAX & ADVISORY OF NAPERVILLE, LLC (FORMERLY CBIZ PHILIP-RAE, LLC)
CBIZ WEST, INC.
CBIZ WESTERN KANSAS, INC.
G&C BUSINESS SERVICES, INC.
ONECBIZ, INC.

By:	/s/ Jerome P. Grisko Jr.
	Name:	Jerome P. Grisko, Jr.
	Title:	President

Signature Page to
Fourth Amendment to
Credit Agreement

BANK OF AMERICA, N.A., as Agent
By	/s/ Suzanne M. Paul
	Name:	Suzanne M. Paul
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender
By	/s/ Jonathan M. Phillips
	Name:	Jonathan M. Phillips
	Title:	Vice President

Signature Page to
Fourth Amendment to
Credit Agreement

FIFTH THIRD BANK, as a Lender
By	/s/ James P. Byrnes
	Name:	James P. Byrnes
	Title:	Senior Vice President

Signature Page to
Fourth Amendment to
Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By	/s/ Patrick McGraw
	Name:	Patrick McGraw
	Title:	Vice President

Signature Page to
Fourth Amendment to
Credit Agreement

HUNTINGTON NATIONAL BANK, as a Lender
By	/s/ Matthew Rodusky
	Name:	Matthew Rodusky
	Title:	Staff Officer

Signature Page to
Fourth Amendment to
Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender
By	/s/ Christopher L. Williams
	Name:	Christopher L. Williams
	Title:	Vice President

Signature Page to
Fourth Amendment to
Credit Agreement

SCHEDULE 2.01
Amended Schedule of Revolving Loan Commitments

Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$40,000,000.00	26.666666667%
Fifth Third Bank	$30,000,000.00	20.000000000%
U.S. Bank National Association	$30,000,000.00	20.000000000%
Huntington National Bank	$25,000,000.00	16.666666667%
Keybank National Association	$25,000,000.00	16.666666667%

Total	$150,000,000.00	100.000000000%

SCH-2.01

EXHIBIT I
Name Change Guarantors
CBIZ ACCOUNTING, TAX & ADVISORY OF FLORIDA, LLC (FORMERLY CBIZ ACCOUNTING, TAX & ADVISORY OF BOCA RATON, LLC & CBIZ ACCOUNTING, TAX & ADVISORY OF SOUTH FLORIDA, LLC)
CBIZ RISK & ADVISORY SERVICES LLC (FORMERLY CBIZ HARBORVIEW, LLC)
CBIZ GEBCORP INSURANCE, INC. (FORMERLY BENMARK, INC.)
CBIZ FLEX, INC. (FORMERLY MHM RESOURCES, INC.)

EX-I

EXHIBIT II
New Guarantors
CBIZ ACQUISITION A, LLC
GEB CORP.
HEALTHCARE BUSINESS RECOURCES, INC.
SPECIALTY SERVICES GROUP, INC.
CBIZ ACCOUNTING, TAX & ADVISORY SERVICES, LLC
CBIZ UNCLAIMED PROPERTY SERVICES, LLC

EX-II